Exhibit 32.2

CERTIFICATION PRINCIPAL ACCOUNTING OFFICER

PURSUANT TO
18 U.S.C. SECTION 1350

The undersigned, Nathan A. McDonald, the Principal Accounting Officer of CellCyte Genetics Corporation, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge, the Quarterly Report on Form 10-Q of CellCyte Genetics Corporation, for the quarterly period ended June 30, 2008, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that the information contained in the Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of CellCyte Genetics Corporation.

Date:     August 19, 2008.

/s/ "Nathan A. McDonald"
Nathan A. McDonald Principal Accounting Officer

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